UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2017
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)

207-878-2770
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 11, 2017 ImmuCell Corporation (the "Company") issued a press release announcing unaudited financial results for the three-month period ended March 31, 2017. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1 Press Release of ImmuCell Corporation dated May 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: May 11, 2017	By:	/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of ImmuCell
Corporation dated May
11, 2017